UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of Report                               August 23, 1997
(Date of earliest event reported)


                   GENERAL SIGNAL CORPORATION
     (exact name of registrant as specified in its charter)


                            NEW YORK
         (State or other jurisdiction of incorporation)


     1-996                                      16-0445660
(Commission File Number)                     (IRS Employer
                                             Identification
                                             Number)

P.O. Box 10010
HIGH RIDGE PARK, STAMFORD, CONNECTICUT               06904
(Address of principal executive offices)           (Zip Code)



                         (203) 329-4100
      (Registrant's telephone number, including area code)


Item 2.  Acquisition or Disposition of Assets.

     (a) On August 23, 1997, General Signal Corporation (the "Company"), together with its wholly owned subsidiaries, General Signal Limited, a Canadian corporation, Aurora/Hydromatic Pumps Inc., a Delaware corporation and Fairbanks Morse Pump Corporation, a Kansas corporation (collectively, "Sellers"), completed the sale to Pentair Pump Group, Inc. ("Buyer"), a Minnesota corporation and a wholly owned subsidiary of Pentair, Inc., a Minnesota corporation ("Pentair"), of the General Signal Pump Group on the terms of a Purchase Agreement dated as of July 18, 1997 by and among Sellers and Pentair, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by this reference. The sales price was approximately $200 million, subject to final balance sheet adjustments, including payments under lease agreements relating to certain facilities owned by Sellers. The consideration paid in the sale was determined through arms-length negotiations between the Company and Pentair.

     (b)  Not applicable.

Item 7.  Financial Statements and Exhibits.

     (a) Not applicable.

     (b) The pro forma financial information furnished herein reflects the disposition of the General Signal Pump Group on the Company's consolidated financial statements.

                                                      Page Number
Unaudited Pro Forma Consolidated Balance
  Sheet at June 30, 1997                                    F-2
Unaudited Pro Forma Consolidated Statement of
  Earnings for the Six Month Period Ended June 30, 1997     F-4
Unaudited Pro Forma Consolidated Statement of
  Earnings for the Year Ended December 31, 1996             F-5

     (c) The exhibits furnished in connection with this Report are as follows:

     Exhibit
     Number                   Description

     2.1 Purchase Agreement dated as of July 18, 1997 among General Signal Corporation, General Signal Limited, Aurora/Hydromatic Pumps Inc., Fairbanks Morse Pump Corporation and Pentair, Inc.

     99.1           Press Release dated July 21, 1997.

     99.2           Press Release dated August 25, 1997.




                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              GENERAL SIGNAL CORPORATION
                              (Registrant)



Date:    September 8, 1997         By: /s/ Raymond L.  Arthur

                                     Raymond L. Arthur
                                     Vice President and Controller


    GENERAL SIGNAL CORPORATION AND CONSOLIDATED SUBSIDIARIES
              Pro Forma Consolidated Financial Data

The following unaudited pro forma consolidated statements of earnings of General Signal Corporation for the six month period ended June 30, 1997 and for the year ended December 31, 1996 present the results of the company as if its sale of the General Signal Pump Group had occurred as of January 1, 1997 and January 1, 1996, respectively. The accompanying unaudited pro forma consolidated balance sheet as of June 30, 1997 gives effect to the sale as if it had occurred on June 30, 1997.

The pro forma data do not purport to represent what the company's financial position or results of operations actually would have been had the sale in fact occurred on the dates indicated, or to project the company's financial position or results of operations for any future date or period. The pro forma adjustments are based on available information and certain assumptions that the company currently believes are reasonable in the circumstances. Further, the pro forma adjustments related to the pro forma consolidated statements of earnings do not give effect to any nonrecurring/unusual restructuring charges resulting from the sale. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the accompanying notes thereto, the separate historical financial statements of the company as of and for the six month period ended June 30, 1997 which are contained in the company's quarterly report on Form 10-Q filed for the second quarter and six month period ended June 30, 1997, and the separate historical financial statements of the company as of and for the year ended December 31, 1996 which are contained in the company's annual report on Form 10-K for the year ended December 31, 1996.

The pro forma adjustments and the pro forma amounts are provided for informational purposes only, and the company's financial statements will reflect the effects of the sale from August 23, 1997, the effective date of such sale.



         GENERAL SIGNAL CORPORATION AND CONSOLIDATED SUBSIDIARIES
                   Pro Forma Consolidated Balance Sheet
                               (In millions)
                                (Unaudited)
                                                    June 30, 1997
                                                    Pro Forma       As
                                        Historical  Adjustments    Adjusted
   Assets
   Current assets:
      Cash and cash equivalents            $ 24.3   $ 58.2   (a)  $  82.5
      Accounts receivable, net              362.4    (37.1)  (b)    325.3
      Inventories, net                      242.6    (29.0)  (c)    213.6
      Prepaid expenses and other
         current assets                      22.4      0.9   (d)     23.3
      Deferred income taxes                  51.6      2.1   (e)     53.7
                                          --------                 --------
         Total current assets               703.3                   698.4
                                          --------                 --------
   Property, plant and equipment, net of
      accumulated depreciation and
      amortization	                   			   305.8    (31.7)  (f)	   274.1
   Intangibles, net of accumulated
   amortization	                            366.5    (64.7)  (g)    301.8
   Other assets                             174.3     14.4   (h)    188.7
                                          --------                 --------
   Total assets                          $1,549.9                $ 1,463.0
                                  						=========               ==========

  Liabilities and Shareholders' equity

  Current liabilities:
     Short-term borrowings and current
        maturities of long-term debt       $  9.1                  $  9.1
     Accounts payable                       180.9    (15.3)  (i)    165.6
     Accrued expenses                       193.3      7.3   (j)    200.6
     Income taxes                            28.0      51.6  (k)     79.6
                                           --------                -------
        Total current liabilities           411.3                   454.9
                                           --------                -------
  Long-term debt, less current
     maturities                             243.2   (140.1)  (l)    103.1
  Accrued post-retirement and post-
  employment obligations                    128.1     (2.6)  (m)    125.5
  Deferred income taxes                      28.1     (1.2)  (n)     26.9
  Other liabilities                          16.8     (1.9)  (o)     14.9
                                           --------               --------
        Total long-term liabilities         416.2                   270.4
                                           --------               --------
  Shareholders' equity:
     Common stock                            78.4                    78.4
     Additional paid-in capital             360.8                   360.8
     Retained earnings                      700.2      15.3  (p)    715.5
     Cumulative translation adjustments      (5.5)                   (5.5)
     Common stock in treasury              (411.5)                 (411.5)
                                          ---------               ---------
        Total shareholders' equity          722.4                   737.7
                                          ---------               ---------
  Total liabilities and shareholders'
           equity                         $1,549.9               $1,463.0
                                          =========              ==========
See accompanying notes to the June 30, 1997 unaudited pro forma consolidated balance sheet.




Notes to the June 30, 1997 Unaudited Pro Forma Consolidated
Balance Sheet

The following are explanations of the adjustments reflected on the unaudited pro forma consolidated balance sheet (dollars in millions):

(a) Amount of cash proceeds set aside to pay income taxes, severance costs and related transaction costs.
(b) Reflects pro forma adjustment to record sale of accounts receivable.
(c)  Reflects pro forma adjustment to record sale of inventory.
(d) Reflects pro forma adjustments to record sale of prepaid expenses ($0.2) and to record current portion of lease receivable related to the land and building ($1.1).
(e) Reflects pro forma adjustments to record deferred tax assets for reserves established at date of sale ($3.6) and to transfer recorded deferred tax assets to income taxes payable ($1.5).
(f) Reflects pro forma adjustments of property, plant and equipment sold ($20.7), record the buildings and land as a capital lease ($9.3) and write off impaired retained assets ($1.7).
(g)  Reflects pro forma adjustment to record sale of intangibles.
(h) Reflects pro forma adjustments to record sale of other assets ($0.3), write off deferred professional fees ($0.9) and to record long term lease receivable on the lease of the land and buildings ($15.6).
(i) Reflects pro forma adjustments to record the assumption of accounts payable by the Buyer.
(j) Reflects pro forma adjustments to record the assumption of accrued expenses by the Buyer ($8.3), and to set up accruals for severance, transaction costs and other contingencies ($15.6).
(k) Reflects pro forma adjustments to record income tax payable on the gain ($49.9) and to transfer recorded deferred tax assets and liabilities to income taxes payable ($1.7).
(l) Reflects pro forma adjustments to record retirement of long-term debt with net proceeds ($140.0) and to record the assumption of long term debt by the Buyer ($0.1). On June 19, 1997, the Board of Directors approved a stock buy-back program of up to $150.0 subject to the consummation of the General Signal Pump business divestiture which is not reflected in the accompanying pro forma consolidated balance sheet.
(m) Reflects pro forma adjustment to record curtailment gain on other post employment benefits.
(n) Reflects pro forma adjustments to record deferred tax liability on land and building lease ($2.0) and to transfer recorded deferred tax liability to income taxes payable ($3.2).
(o) Reflects pro forma adjustment to record curtailment gain on pension plan.
(p) Reflects pro forma adjustment to record after tax gain on sale of business.



         GENERAL SIGNAL CORPORATION AND CONSOLIDATED SUBSIDIARIES
               Pro Forma Consolidated Statement of Earnings
               For the Six Month Period Ended June 30, 1997
                   (In millions, except per share data)
                                (Unaudited)


                                                   June 30, 1997
                                                     Pro Forma       As
                                        Historical   Adjustments    Adjusted
  Net sales                               $1,045.2   $(104.3)  (a)   $ 940.9
                                          ---------                  --------

  Cost of sales                              733.2     (83.1)  (a)     650.1

  Selling, general and administrative
  expenses	                                  206.1     (12.4)  (a)     193.7
                                            --------                  -------
                                             939.3                     843.8
                                            -------                   -------
  Operating earnings                         105.9                      97.1

  Interest expense, net                        8.0      (4.3)  (b)       3.7
                                            -------                   -------
  Earnings before income taxes                97.9                      93.4

  Income taxes                                39.2      (1.8)  (c)      37.4
                                             -------                  -------
  Net earnings                               $58.7                     $56.0
                                            ========                  =======
  Net earnings per share                     $1.15                     $1.09
                                            ========                  =======
  Average shares outstanding                  51.2                      51.2
                                     						  ========	                =======
Notes to the June 30, 1997 Unaudited Pro Forma Consolidated Statement of
Earnings

The following are explanations of the adjustments reflected on the unaudited pro forma consolidated statement of earnings:

(a) Reflects pro forma adjustment to remove results of operations of the General Signal Pump Group for the six months ended June 30, 1997. These amounts exclude $1.4 of corporate allocations for services incurred on behalf of the General Signal Pump Group during the period which may not be incurred in the future.
(b) Reflects pro forma adjustments to record lower interest expense from the retirement of long-term debt ($3.9) and interest income on the capital lease for the land and buildings ($0.4). On June 19, 1997, the Board of Directors approved a stock buy-back program of up to $150.0 subject to the consummation of the General Signal Pump business divestiture, which is not reflected in the accompanying pro forma consolidated statement of earnings.
(c) Reflects pro forma adjustment to record the income tax effect of the pro forma adjustments described in (a) and (b) above.




         GENERAL SIGNAL CORPORATION AND CONSOLIDATED SUBSIDIARIES
               Pro Forma Consolidated Statement of Earnings
                   For the year ended December 31, 1996
                   (In millions, except per share data)
                                (Unaudited)


                                                 December 31, 1996
                                                    Pro Forma        As
                                        Historical Adjustments     Adjusted

  Net sales                               $2,065.0   $(200.7) (a)  $1,864.3
                                          --------                ---------

  Cost of sales                            1,435.7    (153.4) (a)   1,282.3

  Selling, general and administrative
  expenses                                  406.2      (26.4) (a)     379.8

  Gain on disposition                       (20.8)                    (20.8)
                                           --------                 ---------
                                           1,821.1                    1,641.3
                                           --------                 ---------
  Operating earnings                         243.9                      223.0

  Interest expense, net                       21.5     (8.5)  (b)        13.0
                                           --------                 ---------
  Earnings before income taxes               222.4                      210.0

  Income taxes                                89.0     (5.0)  (c)        84.0
                                           --------                 ---------
  Net earnings                              $133.4                     $126.0
                                           ========                 =========
  Net earnings per share                     $2.68                      $2.54
                                           ========                 =========
  Average shares outstanding                 49.7                        49.7
                                           ========                 ===========
Notes to the December 31, 1996 Unaudited Pro Forma Consolidated Statement of Earnings


The following are explanations of the adjustments reflected on the unaudited pro forma consolidated statement of earnings:

(a) Reflects pro forma adjustment to remove results of operations of the General Signal Pump Group for the year ended December 31, 1996. These amounts exclude $2.3 of corporate allocations for services incurred on behalf of the General Signal Pump Group during the period which may not be incurred in the future.
(b) Reflects pro forma adjustments to record lower interest expense from the retirement of long-term debt ($7.6) and interest income on the capital lease for the land and buildings ($0.9). On June 19, 1997, the Board of Directors approved a stock buy-back program of up to $150.0 subject to the consummation of the General Signal Pump business divestiture, which is not reflected in the accompanying pro forma consolidated statement of earnings.
(c) Reflects pro forma adjustment to record the income tax effect of the pro forma adjustments described in (a) and (b) above.